UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2003

                          POLO RALPH LAUREN CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      001-13057                 13-2622036
-------------------------------     -----------------      --------------------
(State or other jurisdiction of     (Commission File           (IRS Employer
        incorporation)                  Number)              Identification No.)


650 MADISON AVENUE, NEW YORK, NEW YORK                      10022
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 318-7000
                                                          ----------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  EXHIBITS


(c) Exhibits.


EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------

99.1              Press Release of Polo Ralph Lauren Corporation, dated
                  August 6, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 6, 2003, the Registrant reported its results of operations for its fiscal quarter ended June 28, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POLO RALPH LAUREN CORPORATION



                                       By: /s/ Gerald M. Chaney
                                           -------------------------------------
                                           Name:   Gerald M. Chaney
                                           Title:  Senior Vice President of
                                                   Finance and Chief Financial
                                                   Officer



Date:  August 6, 2003

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------

99.1              Press Release of Polo Ralph Lauren Corporation, dated
                  August 6, 2003.